                                THE TORO COMPANY

                           DEFERRED COMPENSATION PLAN
                                  FOR OFFICERS










                          DECEMBER 2, 1999 RESTATEMENT

                                    CONTENTS

I.       DEFINITIONS....................................................................................1


II.      ELIGIBILITY, PARTICIPATION, DEFERRAL...........................................................5

         2.1      Eligibility...........................................................................5
         2.2.     Participation.........................................................................5
         2.3      Deferral Election.....................................................................5

III.     PARTICIPANTS' ACCOUNTS.........................................................................6

         3.1      General...............................................................................6
         3.2      Number of Units to be Credited........................................................7

IV.      VESTING........................................................................................8

         4.1      Retained Units Account and Performance Share Units Account............................8
         4.2      Matching Units Account................................................................8
         4.3      No Interest in Assets.................................................................9

V.       DISTRIBUTIONS..................................................................................9

         5.1      Distributable Events..................................................................9
         5.2      Distribution of Benefits..............................................................10
         5.3      Other Distributions...................................................................11
         5.4      Commencement of Distributions.........................................................11
         5.5      Form of Payment.......................................................................12

VI.      THE TRUST......................................................................................12

         6.1      The Trust.............................................................................12
         6.2      Enforcement of Funding................................................................13

VII.     NONTRANSFERABILITY.............................................................................13

         7.1      Anti-Alienation of Benefits...........................................................13
         7.2      Incompetent Participants..............................................................13
         7.3      Designated Beneficiary................................................................13

VIII.    WITHHOLDING...................................................................................14


IX.      VOTING OF STOCK...............................................................................14


X.       ADMINISTRATION OF THE PLAN....................................................................14

         10.1     Administrator........................................................................14
         10.2     Authority of Administrator...........................................................14
         10.3     Operation of Plan....................................................................15
         10.4     Claims Procedures....................................................................15
         10.5     Arbitration..........................................................................16
         10.6     Participant's Address................................................................17
         10.7     Liability............................................................................17

XI.      MISCELLANEOUS PROVISIONS......................................................................17

         11.1     No Employment Rights.................................................................17
         11.2     Unfunded and Unsecured...............................................................17
         11.3     Singular and Plural..................................................................18
         11.4     Severability.........................................................................18
         11.5     Applicable Law.......................................................................18

XII.     AMENDMENT OR TERMINATION......................................................................18

         12.1     Amendment or Termination of the Plan.................................................18
         12.2     Accounts After Termination...........................................................19
         12.3     Optional Investment of Vested Accounts...............................................20

                                THE TORO COMPANY
                           DEFERRED COMPENSATION PLAN
                                  FOR OFFICERS

                          DECEMBER 2, 1999 RESTATEMENT


         The Toro Company hereby amends and restates its Deferred Compensation Plan for Officers, originally effective as of January 21, 1998. The purpose of the Plan is to provide the opportunity for selected officers of the Company to defer receipt of compensation that may be payable under The Toro Company Annual Management Incentive Plan II and The Toro Company Performance Share Plan, and to acquire and retain Common Stock in the form of Common Stock Units.

                                 I. DEFINITIONS

         When used in the Plan, the following terms have the meanings indicated unless a different meaning is plainly required by the context:

         "Account" means a book entry account established and maintained in the Company's records in the name of a Participant pursuant to Articles II and III of the Plan, and includes Retained Units Accounts, Matching Units Accounts and Performance Share Units Accounts.

         "AMIP II" means The Toro Company Annual Management Incentive Plan II, as amended from time to time, and any successor plan designated as such by the Board of Directors.

         "Annual Performance Award" means an award granted under AMIP II pursuant to which annual incentive compensation based on achievement of annual performance goals may be paid.

         "Award Term" means the period established by the Compensation Committee for awards granted under the Performance Share Plan.

         "Base Cash Award" means the actual amount of an award payment that may be paid under an Annual Performance Award, as calculated in accordance with AMIP II.

         "Board of Directors" means the Board of Directors of the Company.

         "Change of Control" means:

         (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 15% or more of either (A) the then-outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding


DEFFERRED COMPENSATION PLAN FOR OFFICERS                                  PAGE 1

Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of
Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (iii) of this definition; or

         (ii) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (iii) Consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company or the acquisition by the Company of assets or stock of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 15% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination;


DEFFERRED COMPENSATION PLAN FOR OFFICERS                                  PAGE 2
or

         (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Stock" means the Common Stock, par value $1.00 per share, and the related Preferred Share Purchase Rights, of the Company as such shares may be adjusted in accordance with Section 3.1(c).

         "Company" means The Toro Company, a Delaware corporation.

         "Compensation Committee" means the Compensation Committee of the Board of Directors, or any successor committee.

         "Deferral Election" shall mean a Participant's election under Section
2.3 hereof, made in the form prescribed by the Company.

         "Disability" means a Participant is permanently disabled and unable to work and entitled to a disability benefit under a long-term disability program sponsored or maintained by the Company. "Disability" does not include short-term disability under any program sponsored or maintained by the Company that provides short-term disability benefits.

         "Effective Date" means January 21, 1998, the date the Plan was originally adopted, or the date the Plan is amended, by the Board of Directors.

         "Eligible Officer" means an officer of the Company or a Subsidiary, described in Section 2.1.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Fair Market Value" means the closing price of one share of Common Stock as reported in The Wall Street Journal, except that where a different meaning is established in AMIP II or the Performance Share Plan for any particular purpose, that meaning shall govern for that purpose.

         "Fiscal Year" means the fiscal year of the Company, which begins on November 1 and ends on the following October 31.

         "Matching Units Account" means an Account with entries denominated in Units (including fractions) that are credited in accordance with Section 3.3.

         "Participant" means an Eligible Officer who delivers a Deferral Election in accordance with Sections 2.2 and 2.3 of the Plan and for whom Units are actually credited to


DEFFERRED COMPENSATION PLAN FOR OFFICERS                                  PAGE 3
an Account. An individual shall not cease to be a Participant if the person ceases to be an Eligible Officer, so long as Units remain credited to such Participant's Accounts. Neither a Beneficiary, a spouse or former spouse nor an executor or personal administrator of a Participant's estate shall be treated as a Participant even if such spouse or the Participant's estate has an interest in the Participant's benefits under the Plan.

         "Performance Shares" are rights to receive shares of Common Stock or Common Stock Units, awarded under the Performance Share Plan.

         "Performance Share Units Account" means an Account with entries denominated in Units that are credited in accordance with Section 3.4.

         "Performance Share Award" means the award that sets forth the number of Performance Shares granted under the Performance Share Plan.

         "Performance Share Plan" means The Toro Company Performance Share Plan, as amended from time to time, and any successor plan designated as such by the Board of Directors.

         "Plan" means this Deferred Compensation Plan for Officers, as amended from time to time.

         "Retained Units Account" means an Account with entries denominated in Units (including fractions) that are credited in accordance with Section 3.2 of the Plan.

         "Stock Retention Award" means a right granted under AMIP II to elect
(i) to convert to shares of Common Stock or (ii) to defer under the Plan, into Units, up to 50% of a Base Cash Award and to receive additional incentive compensation in the form of one additional Unit for every two Units acquired upon conversion.

         "Subsidiary" means any corporation which is a component member of the controlled group of companies of which the Company is the common parent. Controlled group shall be determined with reference to Section 1563 of the Code but including any corporation described in Section 1563(b)(2) thereof.

         "Trust" means a trust which shall be established or maintained by the Company that may be used in connection with this Plan to assist the Company in meetings its obligations under the Plan. The Plan shall constitute an unfunded arrangement and the Trust shall not affect the status of the Plan as an unfunded plan. Participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of any such Trust.

         "Trustee" means the corporation or person or persons selected by the Company to serve as Trustee for the Trust.

         A "Unit" has a value equal to one share of Common Stock, subject to adjustment by the Compensation Committee as contemplated by Section 3.1(c) of the Plan.

DEFFERRED COMPENSATION PLAN FOR OFFICERS                                  PAGE 4

                    II. ELIGIBILITY, PARTICIPATION, DEFERRAL

2.1      ELIGIBILITY

         An officer of the Company or a Subsidiary who is granted a Stock Retention Award under AMIP II or a Performance Share Award under the Performance Share Plan is eligible to participate in the Plan.

2.2.     PARTICIPATION

         An Eligible Officer may become a Participant in the Plan by executing and delivering to the Director of Compensation and Benefits, or successor position, of the Company a Deferral Election in the form prescribed by the Company.

2.3      DEFERRAL ELECTION

         (a) Deadline for Delivery. An Eligible Officer may elect to defer Base Cash Award compensation that may be earned under AMIP II or Performance Shares that may be delivered in settlement of a Performance Share Award, or both, by completing and submitting a Deferral Election to the Director of Compensation and Benefits, or successor position, not later than the December 31 immediately following the grant to such individual of a Stock Retention Award or Performance Share Award.

              (i) Notwithstanding the foregoing, the deadline for delivering a Deferral Election in the year in which the Plan is implemented or amended and for newly Eligible Officers shall be as follows:

                   (A) In the year in which the Plan is first implemented or amended to permit deferral of compensation not previously subject to deferral, an Eligible Officer may submit a Deferral Election not later than 30 days after the Effective Date of the Plan or such amendment, but at least six months prior to the date on which an award either vests or becomes payable.

                   (B) In the year in which an individual first becomes an Eligible Officer, if at a time other than that date the Compensation Committee typically makes awards to other officers, the Eligible Officer may submit a Deferral Election not later than 30 days after the date the individual becomes an Eligible Officer, but at least six months prior to the date on which an award either vests or becomes payable.

         (b) Amount to be Deferred. The Deferral Election shall relate to compensation that may be earned with respect to the Fiscal Year to which a Stock Retention Award relates or the Award Term to which a Performance Share Award relates. A Deferral Election may designate up to 50% of a Base Cash Award

DEFFERRED COMPENSATION PLAN FOR OFFICERS                                  PAGE 5
              and up to 100% of Performance Shares in a Performance Share Award to be deferred.

         (c) Effectiveness. The Deferral Election is irrevocable, shall be effective upon delivery and shall remain in effect only with respect to the Fiscal Year or Award Term for which it is made.

         (d) Record of Participants. The name of each Participant and the date on which participation commences shall be recorded, and the record shall be maintained by the Secretary or Assistant Secretary of the Company, or their designee.

                           III. PARTICIPANTS' ACCOUNTS

3.1      GENERAL

         (a) Certification Required. No Units or other amount shall be credited to any Account with respect to any Stock Retention Award or Performance Share Award until the Compensation Committee has certified in writing as required by AMIP II or the Performance Share Plan that the performance goals established with respect to such award have been achieved and, in the case of a Performance Share Award, Performance Shares in such award have vested.

         (b) Separate Accounts. The value of each of a Participant's Retained Units Account, Matching Units Account and Performance Share Units Account shall be accounted for separately.

         (c) Account Value. Subject to the provisions of this Section 3.1(c), the value of Units in any Account shall fluctuate with the Fair Market Value of the Common Stock. In the event of a corporate transaction involving the Company (including, without limitation, any merger, consolidation, recapitalization, reorganization, split off, spin off, reclassification, combination, stock dividend, stock split, reverse stock split, repurchase, exchange, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or change in the corporate structure of the Company affecting the Common Stock, or a sale by the Company of all or part of its assets or any distribution to stockholders other than a normal cash dividend), the Committee shall adjust Accounts to preserve their benefits or potential benefits. Action by the Committee may include all or any of (i) appropriate adjustments in the number of Units then credited to an Account; (ii) conversion of Units to other new or different securities into which the Common Stock may be converted; (iii) cash payments, or (iv) any other adjustment the Committee determines to be equitable and consistent with the purposes of this Plan. In the event that Common Stock is converted into cash in connection with a corporate transaction described in this subsection, the value of the Units in any Account shall be converted to a dollar amount, by multiplying the number of Units in each Account by the Fair Market Value of a share of Common Stock on the date of the corporate transaction, and such

DEFFERRED COMPENSATION PLAN FOR OFFICERS                                  PAGE 6
              amounts shall be credited with interest at a rate and in a manner determined by the Company to be consistent with the average prime rate of interest charged by U.S. Bank, National Association to its individual borrowers. If the Trust is funded in the event of a Change of Control, the Trustee shall have authority to change the method of determining the interest crediting rate.

         (d) Dividends. In the event that the Company pays dividends on its Common Stock, each of the Retained Units Account, Matching Units Account and Performance Share Units Account shall be credited with additional Units (including fractions). The number of additional Units to be credited shall be determined by dividing the aggregate dollar value of the dividends that would be paid on the Units, if such Units were Common Stock, by the Fair Market Value of one share of the Common Stock on the dividend payment date.

         (e) Continuation of Accounts. Notwithstanding that a Participant ceases to be an Eligible Officer, any Accounts established for such Participant shall continue to be maintained until distribution of the assets in accordance with the Plan and the Participant's Deferral Election.

3.2      NUMBER OF UNITS TO BE CREDITED

         (a) Retained Units Account. The dollar amount of the portion of a Base Cash Award subject to a Deferral Election with respect to any Stock Retention Award shall be divided by the Fair Market Value of the Common Stock and the resulting number of Units (including fractions) shall be credited to a Participant's Retained Units Account.

              For purposes of Sections 3.2(a) and (b), Fair Market Value shall be determined as of the date that the Compensation Committee makes the certification required under Section 3.1(a) of this Plan.

         (b) Matching Units Account. One-half of the dollar amount of the portion of the Base Cash Award subject to the Deferral Election with respect to any Stock Retention Award shall be divided by the Fair Market Value of the Common Stock and the resulting number of Units (including fractions) shall be credited to a Participant's Matching Units Account.

         (c) Performance Share Units Account. The number of Performance Share Units to be credited to a Participant's Performance Share Account with respect to a Performance Share Award shall be the portion of the total number of Performance Shares in the award that has vested and is subject to the Deferral Election.

DEFFERRED COMPENSATION PLAN FOR OFFICERS                                  PAGE 7

                                   IV. VESTING

4.1      RETAINED UNITS ACCOUNT AND PERFORMANCE SHARE UNITS ACCOUNT

         Retained Units (including fractions) and Performance Share Units credited to a Participant's Accounts shall be 100% vested at all times.

4.2      MATCHING UNITS ACCOUNT

         (a) General Requirement. Matching Units shall vest only if Retained Units related to the Units credited as Matching Units remain credited to a Participant's Retained Units Account through the requisite vesting periods and all other requirements of AMIP II have been met by the Participant, except as otherwise provided in AMIP II. Forfeited Units shall not be reallocated or credited to the Accounts of remaining Participants.

         (b) Vesting Schedule. Matching Units (including fractions) credited to a Participant's Matching Units Account with respect to a Stock Retention Award shall vest in accordance with the following schedule:

                                Date                                                Percentage of Units to Vest
                                ----                                                ---------------------------
-    At the end of the second year after the date Units are first credited to a               First 25%
     Matching Units Account

-    At the end of the third year after the date Units are first credited to a                Second 25%
     Matching Units Account

-    At the end of the fourth year after the date Units are first credited to a               Third 25%
     Matching Units Account

-    At the end of the fifth year after the date Units are first credited to a                Final 25%
     Matching Units Account

         (c) Death or Disability. Notwithstanding any provision herein or in AMIP II to the contrary, in the event of a Participant's death or Disability, vesting shall accelerate and all Matching Units shall vest in full.

         (d) Retirement. Notwithstanding any provision herein or in AMIP II to the contrary, in the event of a Participant's retirement from the Company at or after age 65, vesting shall accelerate and all Matching Units shall vest in full. Notwithstanding the foregoing, if within one year after such retirement the Participant is employed or retained by a company that competes with the business of the Company, or such individual violates any confidentiality agreement with the Company, the Company may require the Participant to return the economic value of the Matching Units which vested early under this Section 4.2(d).

DEFFERRED COMPENSATION PLAN FOR OFFICERS                                  PAGE 8

         (e) Early Retirement. Notwithstanding any provision herein or in AMIP II to the contrary, but subject to the distribution election permitted under Section 5.4(c), in the event of a Participant's retirement from the Company at or after age 55 but before age 65, the Participant's Retained Units shall remain credited to the Retained Units Account until the earlier of the date the Participant reaches age 65 or until applicable vesting requirements have been fulfilled, and Matching Units shall continue to vest in accordance with the vesting schedule of
              Section 4.2(b), or until vesting is accelerated by Participant's attaining age 65, whichever occurs earlier. Notwithstanding the foregoing, if within one year after such early retirement the Participant is employed or retained by a company that competes with the business of Company, or violates any confidentiality agreement with the Company, the Company may require the Participant to return the economic value of the Matching Units which vested after the date of early retirement under this Section 4.2(e).

         (f) Voluntary Resignation. In the event that a Participant resigns from the Company voluntarily, Matching Units held in such Participant's Account that have not yet vested shall not vest and shall be forfeited, unless otherwise determined by the Chair of the Compensation Committee, in his or her discretion, upon recommendation by the Chief Executive Officer of the Company.

         (g) Change of Control. All Matching Units that have not yet vested shall vest upon a Change of Control.

4.3      NO INTEREST IN ASSETS

         The Company may set aside or earmark funds or other assets to meet its obligations under the Plan, but title to and ownership of such funds and assets shall remain in the Company. No Participant nor any beneficiary shall have any ownership rights or any property interest in any of such funds or other assets, or in any other assets of the Company, until they are distributed in accordance with the Plan.

                                V. DISTRIBUTIONS

5.1      DISTRIBUTABLE EVENTS

         Benefits shall be payable under the Plan to or on behalf of a Participant, in accordance with the elections made by the Participant under the Plan, upon the earliest to occur of the following events:


DEFFERRED COMPENSATION PLAN FOR OFFICERS                                  PAGE 9

         (a)  death;

         (b)  Disability; or

         (c)  termination of employment.

5.2      DISTRIBUTION OF BENEFITS

         (a) Value of Benefits. In the event a Participant becomes eligible to receive a payment under the Plan, the Participant shall be entitled to receive the value of the Retained Units Account, the value of the vested portion of the Matching Units Account and the value of the Performance Share Units Account.

         (b) Election of Method of Payment. Benefits payable to a Participant or, in the event of the Participant's death, to the Participant's designated beneficiary under the Plan shall be paid in accordance with one of the available methods of payment referred to in
              Section 5.2(d) in accordance with the Participant's most recent valid Deferral Election form.

         (c) Change in Election of Method of Payment. An election of a method of payment will apply to all benefits payable to or on behalf of a participant under the Plan, including amounts deferred in prior years and subject to a prior election. A Participant may change the method of payment by electing another method available under the Plan at any time up to two years before the date of the Participant's retirement from the Company. In no event will any such change in the method of payment be effective if such change is elected during the calendar year in which the distributable event occurs and no further elections may be made once a distributable event occurs.

         (d) Available Methods of Payment. Available methods of payment are (i) approximately equal annual installment payments over a period certain (not to exceed ten), unless a longer period is approved by the Compensation Committee) or (ii) a single distribution.

         (e) Compensation Committee Discretion. The Compensation Committee may, in its sole discretion, reduce the period over which distributions would have been made pursuant to the method of payment selected by a Participant.

         (f) Absence of Election of Method of Payment. Absent a Deferral Election specifying a method of payment, benefits payable under the Plan to or on behalf of a Participant shall be paid in a single distribution to the Participant, or in the event of the Participant's death, to the Participant's designated beneficiary under the Plan.

DEFFERRED COMPENSATION PLAN FOR OFFICERS                                 PAGE 10

5.3      OTHER DISTRIBUTIONS

         (a) Early Distributions. Notwithstanding Section 5.1, a Participant may irrevocably elect to receive a distribution of a portion or all of the Participant's Performance Share Units Account, Retained Units Account and the vested portion of the Matching Units Account prior to Participant's death, Disability or termination of employment provided that the Participant will have attained age 55 at the date such distribution will begin, and provided further that only benefits credited to an Account for at least two years may be paid. The election shall be made on a Deferral Election form not later than two years prior to the year in which the early distribution is to begin. The election is subject to the consent of the Compensation Committee.

         (b) Tax-Related Distributions. Notwithstanding any provision in this Plan to the contrary, if at any time a court or the Internal Revenue Service determines that the value of any Units credited to a Participant's Accounts under the Plan or Trust is includable in the gross income of the Participant and subject to tax, the Compensation Committee shall make a lump sum distribution to the Participant of an amount equal to the amount determined to be includable in the Participant's gross income, and the value of the Participant's Accounts shall be reduced by a like amount.

5.4      COMMENCEMENT OF DISTRIBUTIONS

         Payment of a benefit shall begin in accordance with the provisions of this Section 5.4.

         (a) Death or Disability. If a benefit is payable because of a Participant's death or Disability, payment shall begin on the 15th day of the first month immediately following the month in which the Participant's death occurs or the determination of Disability is made.

         (b) Other Termination. If a benefit is payable because of a Participant's termination of employment with the Company for any reason other than death or Disability or pursuant to an early retirement election approved by the Compensation Committee, payment shall begin on or about the 15th day of January immediately following the calendar year in which the termination of employment occurs.

         (c) Early Retirement. If a Participant retires at or after age 55, but prior to age 65, Matching Units that have not yet vested and related Retained Units will remain on deposit until the Matching Units vest, unless the Participant has properly made an irrevocable election (an "early retirement election") to receive a distribution of all of the Participant's Retained Units Account upon early retirement and to forfeit Matching Units that have not vested. An early retirement election must be made at the time the original Deferral Election is made and must be consented to by the Compensation Committee. If a Participant has properly made an early retirement election to which the

DEFFERRED COMPENSATION PLAN FOR OFFICERS                                 PAGE 11

              Compensation Committee has consented, and if the Participant retires from the Company at or after the Participant attains age 55, but prior to age 65, at a time when Units in the Participant's Matching Units Account are not yet fully vested under Section 4.2(b) of the Plan, the Participant shall forfeit Units that have not vested at the date of such early retirement and distributions shall begin on or about the 15th day of January immediately following the calendar year in which the Participant's early retirement occurs. If a Participant has not made such an early retirement election, distribution of a Participant's Retained Units and Matching Units will begin on or about the 15th day of January immediately following the calendar year in which (i) the applicable vesting requirements are fulfilled or (ii) the Participant attains age 65, whichever is earlier. This provision shall have no effect on distribution of any Account other than a Matching Units Account that has not vested and a related Retained Units Account.

         (d) Early Distribution. If a Participant has properly made an early distribution election to which the Compensation Committee has consented and the Participant has attained age 55, payment shall begin on or about the 15th day of January immediately following the calendar year in which the Participant attains the age set forth in Participant's Deferral Election, provided the age is not less than 55.

5.5      FORM OF PAYMENT

         If a benefit is payable to or on behalf of a Participant under the Plan, vested Units in the Participant's Accounts shall be distributed in the form of an equal number of shares of Common Stock and any vested fractional Unit shall be converted into cash based on the Fair Market Value of the Common Stock immediately prior to distribution. Common Stock may be original issue shares, treasury shares or shares purchased in the market or from private sources of a combination thereof.

                                  VI. THE TRUST

6.1      THE TRUST

         In order to provide assets from which to pay the benefit obligations to the Participants and their beneficiaries under the Plan, the Company shall maintain a Trust by a trust agreement with a third party, the Trustee, to which it may, in its discretion, contribute cash or other property, including securities issued by the Company, to provide for the benefit payments under the Plan. In the event of a Change of Control, the Company shall, as soon as possible, but in no event longer than 30 days following the Change of Control, make irrevocable contributions to the Trust in amounts that are sufficient to pay the Participants or beneficiaries the benefits to which the Participants or their beneficiaries would be entitled pursuant to the terms of the Plan as of the date on which the Change of Control occurred, including benefits that vest under the Plan as a result of the Change of Control. The Trustee will have the duty to invest the Trust assets and funds in accordance with the terms of the Trust. The Company is entitled at any time or times prior to a Change of Control, in its sole

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
discretion, to substitute assets of equal fair market value for any assets held in the Trust. All rights associated with the assets of the Trust will be exercised by the Trustee or the person designated by the Trustee, and will in no event be exercisable by or rest with Participants or their beneficiaries. The Trust shall provide that in the event of the insolvency of the Company, the Trustee shall hold the assets for the benefit of the general creditors of the Company.

6.2      ENFORCEMENT OF FUNDING

         If following a Change of Control, irrevocable contributions to the Trust have not been made as required in Section 6.1 hereof, any Participant or beneficiary shall have the right to seek specific performance from the Company of its obligation to make such contributions. The Company consents to the jurisdiction of the district courts of the State of Minnesota to determine any action for such specific performance.

                             VII. NONTRANSFERABILITY

7.1      ANTI-ALIENATION OF BENEFITS

         Units credited to a Participant's Accounts, and any rights or privileges pertaining thereto, may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, or subjected to any charge or legal process; and no interest or right to receive a benefit may be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

7.2      INCOMPETENT PARTICIPANTS

         If any person who may be eligible to receive a benefit under the Plan has been declared incompetent and a conservator or other person legally charged with the care of such person or of his or her estate has been appointed, any benefit payable under the Plan which the person is eligible to receive shall be paid to such conservator or other person legally charged with the care of the person or his or her estate. Except as provided above, when the Compensation Committee has determined that such a person is unable to manage his or her affairs, the Compensation Committee may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Company and the Plan therefor.

7.3      DESIGNATED BENEFICIARY

         In the event of a Participant's death prior to the payment of all or a portion of any benefits which may be payable with respect to the Participant under the Plan, the payment of any benefits payable on behalf of the Participant under the Plan shall be made to the Participant's beneficiary designated on the Deferral Election form provided to the Participant by the Company. If no such beneficiary has been designated, payment shall be made as required under the Participant's will; or, in the event that there shall be no will under



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
applicable state law, then to the persons who, at the date of the Participant's death, would be entitled to share in the distribution of such deceased Participant's personal estate under the provisions of the applicable statute then in force governing the decedent's intestate property.

                                VIII. WITHHOLDING

         Any amounts payable pursuant to the Plan may be reduced by the amount of any federal, state or local taxes required by law to be withheld with respect to such payments, and by any amount owed by the Participant to the Company.

                               IX. VOTING OF STOCK

         Participants shall not be entitled to voting rights with respect to Units held in their Accounts.

                          X. ADMINISTRATION OF THE PLAN

10.1     ADMINISTRATOR

         The Company shall be the administrator of the Plan. The Compensation Committee shall act on behalf of the Company with respect to the administration of the Plan and may delegate authority with respect to the administration of the Plan to a committee, person or persons as it deems necessary or appropriate for the administration and operation of the Plan. It is the Company's intention that with respect to Participants subject to Section 16 of the Securities Exchange Act of 1934, transactions under the Plan will comply with all applicable requirements of Rule 16b-3 or its successors and with any Company policy with respect to insider trading. To the extent any action by the administrator fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Compensation Committee.

10.2     AUTHORITY OF ADMINISTRATOR

         The Company shall have the authority, duty and power to interpret and construe the provisions of the Plan as it deems appropriate; to adopt, establish and revise rules, procedures and regulations relating to the Plan; to determine the conditions subject to which any benefits may be payable; to resolve all questions concerning the status and rights of Participants and others under the Plan, including, but not limited to, eligibility for benefits, and to make any other determinations necessary or advisable for the administration of the Plan. The Company shall have the duty and responsibility of maintaining records, mailing the requisite calculations and disbursing payments hereunder. The determinations, interpretations, regulations and calculations of the Company shall be final and binding on all persons and parties concerned. The Secretary of the Company shall be the agent of the Plan for the service of legal process in accordance with Section 502 of ERISA.

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

10.3     OPERATION OF PLAN

         The Company shall be responsible for the general operation and administration of the Plan and for carrying out the provisions thereof. The Company shall be responsible for the expenses incurred in the administration of the Plan. The Company shall also be responsible for determining eligibility for payments and the amounts payable pursuant to the Plan. The Company shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by the Company with respect to the Plan.

10.4     CLAIMS PROCEDURES

         The Company intends to make payments under the Plan without requiring that a Participant submit a claim form. However, a Participant who believes a payment is due under the Plan may submit a claim for payments. For claims procedures purposes, the "Claims Manager" shall be the Company.

         (a) Claim. A claim for payments under the Plan must be made by the Participant or his or her beneficiary (the "claimant" in this Section and Section 10.5) in writing filed with the Claims Manager and must state the claimant's name and the nature of benefits payable. If a claim for payments under the Plan is denied by the Company, the Claims Manager shall deliver to the claimant a written explanation setting forth the reasons for the denial, references to the pertinent provisions of the Plan on which the denial is based, a description of any information necessary for the claimant to perfect the claim and an explanation of why such information is necessary, and information on the procedures to be followed by the claimant in obtaining a review of his or her claim, all written in a manner calculated to be understood by the claimant. For this purpose:

              (i) The claimant's claim shall be deemed to be filed when actually received by the Claims Manager.

              (ii) The Claims Manager's denial of a claim, if there is one, shall be delivered to the claimant not later than 90 days after the date the claimant's claim is filed.

         (b) Claim Denial Procedures. The claimant shall have 60 days following receipt of the denial of a claim to file with the Claims Manager a written request for review of the denial.

         (c) Claims Manager Decision. The Claims Manager shall review the denial and furnish the claimant with a response not later than 60 days after receipt of the claimant's request for review of the denial. The decision on review shall be in writing and shall include reasons for the decision, written in a manner calculated to be understood by the claimant, as well as references to the pertinent provisions in the Plan on which the decision is based. If a copy of

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
              the decision is not so furnished to the claimant within such 60 days, the claim shall be deemed denied on review. In no event may a claimant commence an arbitration of a claim until the claimant has exhausted all of the remedies and procedures afforded by this
              Section 10.4.

10.5     ARBITRATION

         (a) In the event that a claimant has exhausted all of the remedies afforded by the claims procedures of Section 10.4, and a claim or controversy relating to the Plan remains, the claim or controversy shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"), as modified by this Section.

         (b) An award rendered in connection with an arbitration pursuant to this Section 10.5 shall be final and binding and judgment upon such an award may be entered and enforced in any court of competent jurisdiction.

         (c) The forum for arbitration under this Plan shall be Minneapolis, Minnesota and the governing law for such arbitration shall be laws of the State of Delaware.

         (d) Arbitration under this section shall be conducted by a single arbitrator selected jointly by the Company and the claimant.

              If within 30 days after a demand for arbitration is made, the Company and the claimant are unable to agree on a single arbitrator, three arbitrators shall be appointed.

              Each party shall select one arbitrator and those two arbitrators shall then select a third neutral arbitrator within 30 days after their appointments. In connection with the selection of the third arbitrator, consideration shall be given to familiarity with executive compensation plans and experience in dispute resolution between parties, as a judge or otherwise. If the arbitrators selected by the parties cannot agree on the third arbitrator, they shall discuss the qualifications of such third arbitrator with the AAA, prior to selection of such arbitrator, which selection shall be in accordance with the Commercial Arbitration Rules of the AAA.

         (e) If an arbitrator cannot continue to serve, a successor to an arbitrator selected by a party shall be also selected by the same party, and a successor to a neutral arbitrator shall be selected as specified in subsection (d) of this section. A full rehearing will be held only if the neutral arbitrator is unable to continue to serve or if the remaining arbitrators unanimously agree that such a rehearing is appropriate.

         (f) The arbitrator or arbitrators shall be guided, but not bound, by the Federal Rules of Evidence and by the procedural rules, including discovery provisions, of the Federal Rules of Civil Procedure. Any discovery shall be

DEFFERRED COMPENSATION PLAN FOR OFFICERS                                 PAGE 16
              limited to information directly relevant to the controversy or claim in arbitration.

         (g) The parties shall each be responsible for their own costs and expenses, except for the fees and expenses of the arbitrators, which shall be shared equally by the Company and the claimant.

10.6     PARTICIPANT'S ADDRESS

         Each Participant shall keep the Company informed of his or her current address and the current address of his or her beneficiary. The Company shall not be obligated to search for any person. If the location of a Participant is not made known to the Company within three years after the date on which payment of the Participant's benefits payable under the Plan may be made, payment may be made as though the Participant had died at the end of the three-year period. If, within one additional year after such three-year period has elapsed, or, within three years after the actual death of a Participant, the Company is unable to locate any designated beneficiary of the Participant (including the Participant's estate), then the Company shall have no further obligation to pay any benefit hereunder to or on behalf of such Participant or designated beneficiary and such benefits shall be irrevocably forfeited.

10.7     LIABILITY

         Notwithstanding any of the provisions of the Plan to the contrary, neither the Company nor any individual acting as an employee or agent of the Company shall be liable to any Participant or any other person for any claim, loss, liability or expense incurred in connection with the Plan, unless attributable to fraud or willful misconduct on the part of the Company or any such employee or agent of the Company.

                          XI. MISCELLANEOUS PROVISIONS

11.1     NO EMPLOYMENT RIGHTS

         Neither the Plan nor any action taken hereunder shall be construed as giving any employee a right to be employed by the Company.

11.2     UNFUNDED AND UNSECURED

         The Plan shall at all times be considered entirely unfunded both for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. Funds invested hereunder shall continue for all purposes to be part of the general assets of the Company and available to the general creditors of the Company in the event of a bankruptcy (involvement in a pending proceeding under the Federal Bankruptcy Code) or insolvency (inability to pay debts as they mature). In the event of such a bankruptcy or insolvency, the Company shall notify the Trustee of the Trust and each Participant in writing of such an occurrence within three business days after the Company obtains knowledge of such occurrence. No Participant or any other person shall have any interest in any particular assets of the Company by reason of the right to receive a benefit under the Plan and to the extent a

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
Participant or any other person acquires a right to receive benefits under the Plan, such right shall be no greater than the right of any general unsecured creditor of the Company. The Plan constitutes a mere promise by the Company to make payments to the Participants in the future. Nothing contained in the Plan shall constitute a guaranty by the Company or any other person or entity that any funds in any trust or the assets of the Company will be sufficient to pay any benefit hereunder. Furthermore, no Participant shall have any right to a benefit under the Plan except in accordance with the terms of the Plan.

11.3     SINGULAR AND PLURAL

         Except when otherwise required by the context, any singular terminology shall include the plural.

11.4     SEVERABILITY

         If a provision of the Plan shall be held to be illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

11.5     APPLICABLE LAW

         To the extent not preempted by the laws of the United States, the laws of the State of Delaware shall apply with respect to the Plan and Deferral Elections under the Plan without giving effect to any conflicts or choice of law rule or principle that might otherwise refer construction to the substantive laws of another jurisdiction.

                          XII. AMENDMENT OR TERMINATION

12.1     AMENDMENT OR TERMINATION OF THE PLAN

         The Company reserves the power to amend or terminate the Plan at any time by action of the Compensation Committee, ratified by the Board of Directors, but

         (a) no amendment or termination of the Plan may alter, impair or reduce any benefit of a Participant under the Plan to which such Participant may have previously become entitled prior to the effective date of such amendment or termination, without the written consent of such Participant, and

         (b) no amendment may be made that would contravene the amendment and termination provisions of AMIP II or the Performance Share Plan, if applicable, and

         (c) no amendment may increase the benefits payable to a Participant who is referred to in Section 162(m) of the Code unless AMIP II or the Performance Share Plan, as the case may be, has first been amended to permit an increase, in accordance with the amendment provisions of AMIP II or the Performance Share Plan, relating to stockholder approval.

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

12.2     ACCOUNTS AFTER TERMINATION

         No further Units (or fractions thereof) shall be credited to any Account of any Participant after the date on which the Plan is terminated, except that (a) Accounts shall continue to be credited with additional Units (and fractions thereof) equal in value to dividends paid on an equivalent value of Common Stock, if any, in accordance with Section 3.1(d) until all benefits are distributed to a Participant or to the Participant's beneficiaries and (b) the distribution provisions of the Plan shall continue in effect as if the Plan had not been terminated. Accordingly, upon such termination of the Plan the benefits credited to the Accounts shall be payable in accordance with the elections made by the Participants and the distribution provisions of the Plan.

         DATED as of December 2, 1999.

                                          THE TORO COMPANY


                                          By
                                             -----------------------------
                                               Chairman, Chief Executive Officer
                                               and President



DATE                                ACTION                                    PRINCIPAL CHANGE
----                                ------                                    ----------------
January 21, 1998                    Adopted by Board of Directors
January 29, 1999                    Amended by Board of Directors             Change of Control definition
December 2, 1999                    Amended by Board of Directors             Change of Control definition,
                                                                              dividend calculation date,
                                                                              adjustment for corporate
                                                                              transactions.

DEFFERRED COMPENSATION PLAN FOR OFFICERS                                 PAGE 19